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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       TITANIUM ANNUITY VARIABLE ACCOUNT

                      SUPPLEMENT DATED SEPTEMBER 1, 2001
                                      TO
                         PROSPECTUS DATED MAY 1, 2001

     The Board of Directors of the Strong Variable Insurance Funds has decided to close Discovery Fund II ("Discovery Fund") and liquidate the portfolio on or about December 1, 2001(or as soon thereafter as practicable). Therefore, United Investors Life Insurance Company ("United Investors") is offering each policy owner the opportunity to make one transfer of all of their policy value invested in the Discovery Fund to any of the policy's other variable subaccounts at no charge and without that transfer counting as one of the twelve (12) "free" transfers permitted each year. A transfer form and return envelope are enclosed for your convenience.

     For policy owners who do not make their own transfer out of the Discovery Fund, United Investors anticipates automatically transferring you from the Discovery Fund to the AIM V.I. Capital Appreciation Fund (subject to approval by the Securities and Exchange Commission and state insurance regulators in certain jurisdictions). If such approvals are granted, the proposed automatic transfer will occur on or about December 1, 2001. Afterwards, the Strong Discovery Fund II will no longer be an available portfolio under the policy.


     United Investors will pay all fees or charges resulting from the proposed automatic transfer. The transfer itself will not change your policy value and will not cause the policy fees and charges currently being paid to be greater after the proposed transfer than before the proposed transfer. In addition, the proposed transfer will not impose any tax liability on policy owners.

     Your rights and United Investors' obligations under the policies will not be altered in any way. Also, United Investors will not exercise any rights reserved under any policy to impose additional restrictions on transfers until at least thirty (30) days after the proposed automatic transfer.

     If you are making automatic bank draft deposits or transfers into the Discovery Fund on the date of the automatic transfer, then unless you instruct otherwise, those automatic deposits or transfers will continue but will go to the AIM V.I. Capital Appreciation Fund.


     If the automatic transfer is carried out, each affected policy owner will be sent a written notice informing them of such and that they may still make one transfer of all amounts under a policy invested in the AIM V.I. Capital Appreciation Fund to any of the policy's other variable subaccounts at no charge and without that transfer counting as one of the twelve (12) "free" transfers permitted each year until thirty (30) days after the automatic transfer.

 This supplement should be retained with the Prospectus for future reference.